UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2026
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133-1109
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 1, 2026, Zions Bancorporation, National Association (the “Bank”) held its annual meeting of shareholders. At the meeting, shareholders elected 11 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Bank’s independent auditor for 2026; approved, on a nonbinding advisory basis, the 2025 compensation paid to the Bank’s executive officers; and rejected a shareholder proposal requesting a report on risks of misalignment between policies and customer base.

The results were as follows:

1.Election of 11 director nominees for a one-year term.

Directors	Votes For	Votes Against	Abstentions
Maria Contereras-Sweet	107,949,568	952,459	453,340
Gary L. Crittenden	105,881,352	2,800,480	673,535
Suren K. Gupta	107,568,645	1,292,110	494,612
Claire A. Huang	107,888,433	1,005,377	461,557
Vivian S. Lee	105,894,891	2,732,190	728,286
Scott J. McLean	106,281,618	2,680,067	393,682
Edward F. Murphy	106,596,194	2,053,751	705,422
Stephen D. Quinn	104,315,607	4,353,098	686,662
Harris H. Simmons	105,426,222	3,605,443	323,702
Aaron B. Skonnard	107,486,121	1,373,674	495,572
Barbara A. Yastine	107,670,728	1,193,646	490,993

2.Ratification of the appointment of Ernst & Young LLP as the Bank’s Independent Registered Public Accounting Firm to audit the Bank’s financial statements for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
120,123,130	5,420,488	301,120

3.Approval, on a nonbinding advisory basis, of the compensation paid to the Bank’s named executive officers with respect to the fiscal year ended December 31, 2025.

Votes For	Votes Against	Abstentions
103,158,563	5,616,200	580,604

4.Rejection of a shareholder proposal requesting a report on risks of misalignment between policies and customer base.

Votes For	Votes Against	Abstentions
2,437,588	106,027,693	890,086

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

Date: May 4, 2026	By: /s/ Rena Miller
Name: Rena Miller
Title: Executive Vice President and Corporate General Counsel